EXHIBIT 10.3

                               SECURITY AGREEMENT


          This Agreement is made as of February 29, 1996 by EMCON, a California corporation ("Debtor"), in favor of THE BANK OF CALIFORNIA, N.A. ("Bank").

                                    Recitals

          Debtor and Bank have executed a Credit Agreement of even dated herewith (as the same may be amended or supplemented from time to time, the "Credit Agreement"), pursuant to which Bank has agreed to extend certain credit facilities to Borrower on the condition, among others, that Borrower grant to Bank a continuing security interest in certain now owned and after-acquired personal property of Borrower as security for Borrower's obligations under the Credit Agreement. All capitalized terms used in this Agreement that are not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.


                             ARTICLE 1 - DEFINITIONS

          The following definitions shall be applicable to both the singular and plural forms of the defined terms:

                 "Account" means a right to payment for goods sold or leased by Debtor or for services rendered by Debtor, which right is not evidenced by an instrument or chattel paper, whether or not earned by performance.

                 "Agreement" means this Security Agreement, as it may be amended from time to time.

                 "Collateral" means all Debtor's Accounts, Deposit Accounts, Equipment, Fixtures, General Intangibles, Goods, Inventory and Rights to Payment now owned or hereafter acquired, wherever located, and whether held by Debtor or any third party, and all royalties, proceeds and products thereof, including all insurance and condemnation proceeds ("Proceeds"), and all Records. "Collateral" shall include the separate property of any married individual who signs this Agreement if such property is otherwise covered by this definition.

                  "Deposit Accounts" means all Debtor's demand, time, savings, passbook or similar accounts maintained with a financial institution or credit union, other than accounts evidenced by a negotiable certificate of deposit.

                  "Equipment" means all of Debtor's equipment now owned or hereafter acquired, including but not limited to machinery, machine parts, furniture, furnishings and all tangible personal property used in the business


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of  Debtor  and all such  property  which is or is to  become  fixtures  on real property, and all improvements, replacements, accessions and additions thereto, wherever located, and all proceeds thereof arising from the sale, lease, rental or other use or disposition of any such property, including all rights to payment with respect to insurance or condemnation, returned premiums, or any cause of action relating to any of the foregoing.

                  "Event of Default" means an event described in Article 6.

                  "Fixtures" means all items of personal property of Debtor that are so related to the real property upon which they are located that an interest in them arises under real property law, and improvements, replacements, parts, accessions and additions thereto, and substitutions therefor.

                  "General Intangibles" means all personal property of Debtor, other than Goods, not otherwise defined as Collateral, including without limitation all interests or claims in insurance policies; literary property; tradenames, tradename rights; trademarks, trademark rights, copyrights, patents, and all applications therefor; licenses, permits, franchises and like privileges or rights issued by any governmental or regulatory authority; income tax refunds; customer lists; claims and causes of action and all guaranty claims, co-op memberships, leasehold interests in personal property, security interests or other security held by or guaranteed to the Debtor to secure the payment by an account debtor of any of the Accounts.

                  "Goods" means all money and other personal property of Debtor, other than General Intangibles, not otherwise defined as Collateral.

                  "Indebtedness" means all debts, obligations and liabilities of Debtor to Bank currently existing or now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Debtor may be liable individually or jointly, or whether recovery upon such debt may be or become barred by any statute of limitations or otherwise unenforceable; and all renewals, extensions and modifications thereof; and all attorneys' fees and costs incurred by Bank in connection with the collection and enforcement thereof.

                  "Inventory" means all Debtor's raw materials, work in process, finished goods and goods held for sale or lease or furnished under contracts of service, and all returned and repossessed goods, and all goods covered by documents of title, including warehouse receipts, bills of lading and all other documents of every type covering all or any part of the Collateral.

                  "Lien" means any voluntary or involuntary security interest, mortgage, pledge, claim, charge, encumbrance, title retention agreement, or third party interest covering all or any part of the property of Debtor or any other Person.

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                  "Loan  Documents"  means  this  Agreement,   any  evidence  of
Indebtedness, any guaranty, security or pledge agreement, deed of trust, and all other contracts, instruments, addenda and documents executed in connection therewith.

                  "Person" means any individual or entity, including without limitation Bank where the context so permits and in Bank's sole discretion.

                  "Records" means all Debtor's computer programs, software, hardware, source codes and data processing information, all written documents, books, invoices, ledger sheets, financial information and statements, and all other writings concerning Debtor's business.

                  "Rights to Payment" means all Debtor's accounts, instruments, contract rights, documents, chattel paper and all other rights to payment, including without limitation the Accounts, all negotiable certificates of deposit and all rights to payment under any commercial or standby letter of credit.

                  "Uniform Commercial Code" means the Uniform Commercial Code of the State referred to in Article Eight, as amended from time to time.

Terms not specifically defined in this Agreement have the meanings proscribed in the Uniform Commercial Code.

                     ARTICLE 2 - GRANT OF SECURITY INTEREST

                 To  secure  the  timely   payment  of  the   Indebtedness   and
performance of all obligations of Debtor to Bank, Debtor grants to Bank a security interest in the Collateral.

                   ARTICLE 3 - REPRESENTATIONS AND WARRANTIES

                 Debtor represents and warrants that, at all times during the term of this Agreement:

                 3.1 Authorization, Validity and Enforceability. The execution, delivery and performance of this Agreement are within Debtor's powers, have been duly authorized, and are not in conflict with Debtor's articles of incorporation or by-laws, or the terms of any charter or other organizational document of Debtor; and this Agreement constitutes a valid and binding obligation of Debtor, enforceable in accordance with its terms, and creates a security interest which is enforceable against the Collateral.

                 3.2 No Conflict. The execution, delivery, and performance by Debtor of this Agreement are not in conflict with any law, rule, regulation, order or directive, or any indenture, agreement, or undertaking to which Debtor is a party or by which Debtor may be bound or affected and will not result in


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the  creation  or  imposition  of any  Lien  pursuant  to the  terms of any such indenture, agreement, or undertaking.

                 3.3 Governmental Actions. Debtor has obtained all consents and actions of, and has performed all filings with, any governmental or regulatory authority that are required to authorize the execution, delivery or performance of this Agreement or the granting or perfecting of Bank's security interest in the Collateral.

                 3.4 Title. Except as permitted under Section 6.2 of the Credit Agreement, Debtor is and will be the unconditional legal and beneficial owner of the Collateral, and the Collateral is genuine and subject to no Liens, rights or defenses of others. Except for Inventory under documents duly negotiated to Bank or showing Bank as secured party, no bill of lading, warehouse receipt or other document of title is outstanding with respect to any of the Collateral.

                 3.5 Rights to Payment. The names of the obligors, amount owing to Debtor, due dates and all other information with respect to the Rights to Payment are and will be correctly stated in all Records relating to the Rights to Payment. Debtor further represents and warrants that each Person appearing to be obligated on a Right to Payment has authority and capacity to contract and is bound as it appears to be; and that all chattel paper is in compliance with law as to form, content and manner of preparation and execution and all property subject to chattel paper has been properly registered and filed to perfect Debtor's interest.

                 3.6 Retail Merchant. Bank's security interest in any Collateral consisting of Inventory is not restricted by Uniform Commercial Code Section 9102 in effect from time to time.

                 3.7 No Misrepresentation. No representation, warranty or statement by Debtor contained in this Agreement, in any Record or certificate or other writing furnished by Debtor to Bank (including without limitation any made or given concerning the genuineness, value and condition of the Collateral, financial statements and statements made in documentary Collateral) at any time contains any untrue statement of material fact, or omits to state a material fact.

                 3.8 Chief Executive Office. Debtor's chief executive office is located at:

        Address              City             County         State        Zip
       --------              ----             ------         -----        ---

400 South El Camino Real
         Suite 1200        San Mateo         San Mateo         CA      94402


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                 3.9 Inventory Location. Other than as set forth in Section 3.8,
Inventory is located at:

        Address              City             County         State        Zip
       --------              ----             ------         -----        ---

         See Schedule 3.9 attached hereto.




                 3.10 Records Location. Other than as set forth in Section 3.8, Records are maintained at:

        Address              City             County         State        Zip
       --------              ----             ------         -----        ---
         See Schedule 3.9 attached hereto.




                 3.11 Equipment or Fixtures Location. Other than as set forth in
Section 3.8, Equipment or Fixtures are located at:

        Address              City             County         State        Zip
       --------              ----             ------         -----        ---

         See Schedule 3.9 attached hereto.




                 3.12 Other Places of Business. In addition to the locations set forth in Sections 3.8 through 3.11, Debtor maintains the following place(s) of business:

        Address              City             County         State        Zip
       --------              ----             ------         -----        ---
         See Schedule 3.9 attached hereto.



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                 3.13  Business  Names.  Debtor has  conducted  business  in the following names other than the name stated in the preamble to this Agreement:

                                   EMCON, Inc.
                             EMCON Consulting, Inc.
                                EMCON Associates
                              EMCON Southwest, Inc.
                              EMCON Northwest, Inc.
                              EMCON Southeast, Inc.
                           EMCON Baker-Shiflett, Inc.
                           Baker-Shiflett/EMCON, Inc.
                              Baker-Shiflett, Inc.
                                Texas EMCON, Inc.
                            Sweet Edwards/EMCON, Inc.
                               Sweet Edwards, Inc.
                             GWL Environmental, Inc.
                              G. Warren Levy, Inc.
                      Special Environmental Services, Inc.
                  Chattahoochie Geotechnical Consultants, Inc.
                          Wehran/EMCON Northeast, Inc.
                             Wehran Envirotech, Inc.
                         Wehran Engineering Corporation
                       Wehran Technological Services, Inc.
                           Wecon Services Corporation
                      Eldredge Engineering Associates, Inc.
                           Aquila Construction Company
                           Resource Recovery Services
                               Aquila Construction
                         EMCON/United Field Services LLC
                              Wehran-New York Inc.
                               Wehran Puerto Rico
                             ET Environmental Corp.
                             Yolo Landfill Gas Corp.
                        Monterey Landfill Gas Corporation
                        Columbia Analytical Services Inc.
                             Performance Analytical
                          ET Environmental Corporation
                                 EOC Corporation

                 3.14 No Litigation. There is no litigation, tax claim, proceeding or dispute pending, or to the knowledge of Debtor, threatened against or affecting Debtor or its property, except as disclosed in writing to Bank prior to the date of this Agreement.

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                 3.15 Financing  Statements.  Copies of all financing statements and all other documents publicly recorded or filed naming Debtor as debtor or obligor have been delivered to Bank prior to the date of this Agreement.

                 3.16 Hazardous Substances. Except in compliance with applicable laws, Debtor's property never has been, and never will be, used for the generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous substance, as those or any similar terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA") any regulation promulgated thereunder, or any state or local law, rule, regulation or order. Debtor hereby agrees to indemnify and hold harmless Bank against any and all claims and losses resulting from a breach of this provision.

                 3.17 No Default. No Event of Default has occurred or exists.

                        ARTICLE 4 - AFFIRMATIVE COVENANTS

                 During the term of this Agreement and until payment of all the Indebtedness and performance of all obligations to Bank under the Loan Documents, Debtor will, unless Bank otherwise consents in writing:

                  4.1 Use of Proceeds. Use the proceeds of any credit extended by Bank to Debtor only in accordance with the terms of any evidence of the Indebtedness and for the purpose indicated on any application for such credit.

                 4.2 Delivery of Certain Items. Deliver to Bank promptly (a) upon Bank's request, duplicate invoices with respect to each Account bearing such language of assignment as Bank shall specify; (b) the originals of all commercial and standby letters of credit, instruments, documents and chattel paper constituting Collateral, endorsed and assigned as Bank shall specify; (c) after an Event of Default, all Proceeds; (d) upon Bank's request, returned property resulting from, or payment equal to such allowance or credit on, Rights to Payment; (e) such specific acknowledgments, assignments or other agreements as Bank may request relating to the Collateral; and (f) such Records and other reports in such form and detail and at such times as Bank may require relating to the Collateral, including without limitation reports of acquisition, and disposition, agings, and collection of any Collateral. If any of the Rights to Payment become evidenced by an instrument, Debtor will notify Bank thereof and, upon request by Bank promptly deliver such instrument to Bank appropriately endorsed to the order of Bank as further security for the satisfaction in full of the Indebtedness.

                 4.3 Maintenance of Collateral; Inspection. Do all things necessary to maintain, preserve, protect and keep all Collateral in good working


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order and salable  condition,  dealing  with the  Collateral  in all ways as are considered good practice by owners of like property, and use the Collateral lawfully and only as permitted by Debtor's insurance policies. Debtor hereby authorizes Bank's officers, employees, representatives and agents to inspect the Collateral and to discuss the Collateral and the Records relating thereto with Debtor's officers and employees, and, in the case of any Right to Payment after the occurrence of an Event of Default, with any Person which is or may be obligated thereon.

                 4.4 Maintenance of Records; Inspection. Maintain, or cause to be maintained, complete and accurate Records relating to the Collateral. Bank, its officers, employees, agents and representatives shall have the right, from time to time, to examine the Records and to make copies or extracts therefrom.

                  4.5 Insurance. Maintain and keep in force in adequate amounts such insurance on the Collateral with companies acceptable to Bank as is usual in the business carried on by Debtor, including fire and extended coverage insurance, with loss payable to Bank, as Bank may from time to time reasonably request. Furnish to Bank upon request the original of all policies, or certificates of insurance on the Collateral. Each policy shall be in form and substance satisfactory to Bank.

                 4.6 Taxes and Other Liabilities. Pay all Debtor's obligations when due; pay all taxes and other governmental or regulatory assessments before delinquency or before any penalty attaches thereto, except as may be contested in good faith by the appropriate procedures and for which Debtor shall maintain appropriate reserves; and timely file all required tax returns. Any taxes (excluding income taxes) payable or ruled payable by any governmental or regulatory authority arising out of or in connection with this Agreement shall be paid by Debtor, together with interest and penalties, if any.

                 4.7 Debtor's Duty to Give Notice. Give prompt notice to Bank of: (a) any material discount, credit, rebate or other reduction in the amount owing on a Right to Payment; (b) any material threatened or asserted dispute, setoff, claim, counterclaim or defense with respect to a Right to Payment; (c) any material decrease in the value of any Collateral and the amount of such decrease (other than depreciation calculated in the ordinary course of business under applicable tax laws and regulations and in accordance with generally accepted accounting principles); and(d) any change in the ownership of any property on which any Collateral is located.

                 4.8 Financing Statements and Other Actions. Execute and deliver to Bank, and file or record at Debtor's expense, all financing statements, notices and other documents from time to time requested by Bank to maintain a first perfected security interest in the Collateral in favor of Bank, all in form and substance satisfactory to Bank; perform such other acts, and execute and deliver to Bank such additional conveyances, assignments, agreements and instruments, as Bank may at any time request in connection with the administration and enforcement of this Agreement or Bank's rights, powers and remedies hereunder.

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                 4.9  Agreement  With Real Property  Owner/Landlord.  Obtain and
maintain such acknowledgments, consents, waivers and agreements from the owner, lienholder, mortgagee and landlord with respect to any real property on which
Collateral  is  located  as  Bank  may  require,   all  in  form  and  substance
satisfactory to Bank.

                         ARTICLE 5 - NEGATIVE COVENANTS

         During the term of this Agreement and until payment of all the Indebtedness and performance of all obligations to Bank, Debtor will not, without the prior written consent of Bank:

                  5.1 Liens. Create, incur, assume or permit to exist any Lien or grant any other Person a negative pledge on any Collateral, except Liens permitted under Section 6.2 of the Credit Agreement.

                 5.2 Documents of Title. Sign or authorize the signing of any financing statement or other document naming Debtor as debtor or obligor, or acquiesce or cooperate in the issuance of any bill of lading, warehouse receipt or other document or instrument of title with respect to any Collateral, except those negotiated to Bank or those naming Bank as secured party.

                 5.3 Disposition of Collateral. Sell, transfer, lease or otherwise dispose of any Collateral except as permitted under Section 6.5 of the Credit Agreement. Prior to the occurrence of an Event of Default, unless otherwise agreed between Debtor and Bank, Debtor may use cash Proceeds collected in the ordinary course of business.

                 5.4 Change in Location, Name, Legal Structure. (a) Unless at least 30 days' prior notice shall have been given to Bank, change its name or mailing address, or maintain Records, its chief executive office, or a place of business at a location other than as specified in Article 3; or (b) change the nature of its business, or its legal structure.

                 5.5 Certain Agreements on Rights to Payment. Make or arrange to make any material discount, credit, rebate or other material reduction in the original amount owing on a Right to Payment or accept in satisfaction of a Right to Payment an amount materially less than the original amount thereof, except as disclosed to Bank in writing from time to time.

                          ARTICLE 6 - EVENTS OF DEFAULT

                 6.1 Event of Default. The occurrence of any Event of Default under the Credit Agreement shall constitute an "Event of Default" under this Agreement.

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                 6.2 Acceleration and Remedies.  Upon the occurrence of an Event of Default, Bank shall be entitled to, at Bank's option, without notice or demand of any kind (a) declare all or any part of the Indebtedness immediately due and payable; (b) exercise any or all of the rights and remedies available to a secured party under the Uniform Commercial Code or any other applicable law; and (c) exercise any or all of Bank's rights and remedies provided for in this Agreement and in any other Loan Document. The obligations of Debtor under this Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Indebtedness is rescinded or must otherwise be returned by Bank upon, on account of, or in connection with, the insolvency, bankruptcy or reorganization of Debtor or otherwise, all as though such payment had not been made.

                 6.3 Sale of Collateral. Bank may sell all or any part of the Collateral, at public or private sales, to itself, a wholesaler, retailer or investor, for cash, upon credit or for future delivery, and at such price or prices as Bank may deem commercially reasonable. To the extent permitted by law, Debtor hereby specifically waives all rights of redemption and any rights of stay or appraisal which it has or may have under any applicable law in effect from time to time. Any such public or private sales shall be held at such times and at such place(s) as Bank may determine. In case of the sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Bank until the selling price is paid by the purchaser, but Bank shall not incur any liability in case of the failure of such purchaser to pay for the Collateral and, in case of any such failure, such Collateral may be resold. Bank may, instead of exercising its power of sale, proceed to enforce its security interest in the Collateral by seeking a judgment or decree of a court of competent jurisdiction.

                 6.4 Debtor's Obligations Upon Default. Upon the request of Bank after the occurrence of an Event of Default, Debtor will:

                 (a) Assemble and make available to Bank the Collateral at such place(s) as Bank shall designate, segregating all Collateral so that each item is capable of identification; and

                 (b) Permit Bank, by Bank's officers, employees, agents and representatives, to enter any premises where any Collateral is located, to take possession of the Collateral, and to remove the Collateral, or to conduct any public or private sale of the Collateral, all without any liability of Bank for rent or other compensation for the use of Debtor's premises.

                    ARTICLE 7 - SPECIAL COLLATERAL PROVISIONS

                 7.1 Cash Collateral Account. All cash Proceeds received by Bank pursuant to any provisions of this Agreement shall be deposited in a special non-interest bearing collateral account established with Bank, and will be applied in accordance with Section 7.7. This account shall be held by Bank as Collateral.

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                 7.2   Notification  to  Certain   Obligors  and  Possession  of
Proceeds. Bank may in its sole discretion at any time after the occurrence of an Event of Default or an event which with the giving of notice or the passage of time or both would constitute an Event of Default (a) notify or cause Debtor to notify the obligors on the Rights to Payment to make payment to Bank; and (b) take possession of any or all Proceeds, which Bank will apply in accordance with
Section 7.7.

                 7.3 Compromise and Collection. Debtor and Bank recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Rights to Payment; that certain of the Rights to Payment may be or become uncollectible in whole or in part; and that the expense and probability of success of litigating a disputed Right to Payment may exceed the amount that reasonably may be expected to be recovered with respect to such Right to Payment. Debtor hereby authorizes Bank, effective upon the occurrence of an Event of Default, to compromise with the obligor, accept in full payment of any Right to Payment such amount as Bank shall negotiate with the obligor, or abandon any Right to Payment. Any such action by Bank shall be considered commercially reasonable so long as Bank acts in good faith based on information known to it at the time it takes any such action.

                 7.4 Bank Performance of Debtor's Obligations. Without having any obligation to do so, Bank may perform or pay any obligation which Debtor has agreed to perform or pay under this Agreement including without limitation the payment or discharge of taxes or Liens levied or placed on or threatened against the Collateral. In so performing or paying, Bank shall determine the action to be taken and the amount necessary to discharge such obligations. Debtor shall reimburse Bank on demand for any amounts paid by Bank pursuant to this Section, which amounts shall constitute Indebtedness secured by the Collateral.

                 7.5 Power of Attorney. For the purpose of protecting and preserving the Collateral and Bank's rights under this Agreement, Debtor hereby irrevocably appoints Bank, with full power of substitution, as its attorney-in-fact with full power and authority to do any act which Debtor is obligated to do hereunder; to exercise such rights with respect to the Collateral as Debtor might exercise; to use such Inventory, Equipment, Fixtures or other property as Debtor might use; to enter Debtor's premises; following the occurrence of an Event of Default, to give notice of Bank's security interest in, and to collect the Collateral and the Proceeds; and to execute and file in Debtor's name any financing statements, amendments and continuation statements necessary or desirable to perfect or continue the perfection of Bank's security interests in the Collateral. Debtor hereby ratifies all that Bank shall lawfully do or cause to be done by virtue of this appointment.

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                 7.6 Authorization for Bank to Take Certain Action. The power of attorney created in Section 7.5 is a power coupled with an interest and shall be irrevocable. The powers conferred on Bank hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Bank to exercise such powers. Bank shall be accountable only for amounts that it actually receives as a result of the exercise of such powers and in no event shall Bank or any of its directors, officers, employees, agents or representatives be responsible to Debtor for any act or failure to act, except for gross negligence or willful misconduct. Bank may exercise this power of attorney without notice to or assent of Debtor, in the name of Debtor, or in Bank's own name, from time to time in Bank's sole discretion and at Debtor's expense. To further carry out the terms of this Agreement, Bank may:

                 (a) Execute any statements or documents or take possession of, and endorse and collect and receive delivery or payment of, any checks, drafts, notes, acceptances or other instruments and documents constituting Collateral, or constituting the payment of amounts due and to become due or any performance to be rendered with respect to the Collateral.

                 (b) Sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts; drafts, certificates and statements under any commercial or standby letter of credit; assignments, verifications and notices in connection with Accounts; or any other documents relating to the Collateral, including without limitation the Records.

                 (c) Use or operate Collateral or any other property of Debtor for the purpose of preserving or liquidating Collateral.

                 (d) File any claim or take any other action or proceeding in any court of law or equity or as otherwise deemed appropriate by Bank for the purpose of collecting any and all monies due or securing any performance to be rendered with respect to the Collateral.

                 (e) Commence, prosecute or defend any suits, actions or proceedings or as otherwise deemed appropriate by Bank for the purpose of protecting or collecting the Collateral. In furtherance of this right, upon the occurrence of an Event of Default, Bank may apply for the appointment of a receiver or similar official to operate Debtor's business, and, to the fullest extent permitted by law, Debtor hereby waives any right to oppose such appointment.

                 (f) Prepare, adjust, execute, deliver and receive payment under insurance claims, and collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and apply such amounts at Bank's sole discretion, toward repayment of the Indebtedness or replacement of the Collateral.

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                 7.7  Application of Proceeds.  Any Proceeds and other monies or property received by Bank pursuant to the terms of this Agreement or any Loan Document may be applied by Bank first to the payment of expenses of collection, including without limitation reasonable attorneys' fees, and then to the payment
of  the   Indebtedness   in  such  order  of  application  as  Bank  may  elect.
Notwithstanding the rights given to Debtor pursuant to California Civil Code sections 1479 and 2822 or equivalent provisions in the laws of the state specified in the governing law clause of this document (and any amendments or successors thereto), to designate how payments will be applied, Debtor hereby waives such rights and Bank shall have the right in its sole discretion to determine the order and method of the application of payments received from Debtor or from the sale or disposition of the Collateral and to revise such application prospectively or retroactively at its discretion. The provisions of this Section 7.7 are subject to the provisions of Section 2.5(b) of the Credit Agreement.

                 7.8 Deficiency. If the Proceeds of any disposition of the Collateral are insufficient to cover all costs and expenses of such sale and the payment in full of all the Indebtedness, plus all other sums required to be expended or distributed by Bank, then Debtor shall be liable for any such deficiency.

                 7.9 Bank Transfer. Upon the transfer of all or any part of the Indebtedness, Bank may transfer all or any part of the Collateral and shall be fully discharged thereafter from all liability and responsibility with respect to such Collateral so transferred, and the transferee shall be vested with all the rights and powers of Bank hereunder with respect to such Collateral so transferred, but with respect to any Collateral not so transferred, Bank shall retain all rights and powers hereby given.

                 7.10 Bank's Duties.

                     (a) Bank's sole duty with respect to the Collateral in its possession shall be to use reasonable care in the custody and preservation thereof. Bank shall be deemed to have exercised reasonable care in the custody and preservation of such Collateral if such Collateral is accorded treatment substantially equal to that which Bank accords its own property, it being understood that Bank shall not have any responsibility for ascertaining or taking action with respect to calls, conversions, exchanges, maturities, declining value, tenders or other matters relative to any Collateral, regardless of whether Bank has or is deemed to have knowledge of such matters; or taking any necessary steps to preserve any rights against any Person with respect to any Collateral. Under no circumstances shall Bank be responsible for any injury or loss to the Collateral, or any part thereof, arising from any cause beyond the reasonable control of Bank.



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                     (b) Bank may at any time deliver the Collateral or any part thereof to Debtor and the receipt of Debtor shall be a complete and full acquittance for the Collateral so delivered, and Bank shall thereafter be discharged from any liability or responsibility therefor.

                         ARTICLE 8 - GENERAL PROVISIONS

                 8.1 Notices. Any notice given or required under this Agreement shall be given in the manner specified in the Credit Agreement.

                 8.2 Binding Effect. This Agreement shall be binding upon Debtor, its permitted successors, representatives and assigns, and shall inure to the benefit of Bank and its successors, and assigns; provided however that Debtor may not assign or transfer Debtor's obligations under this Agreement without the prior written consent of Bank. Bank reserves the right to sell, assign, or transfer its rights and powers under this Agreement in whole or in part without notice to Debtor. In that connection, Bank may disclose all documents and information which Bank now or hereafter may have relating to this Agreement, Debtor or Debtor's business, provided that any such assignee or transferee executed a confidentiality agreement reasonably satisfactory to Debtor.

                 8.3 No Waiver. Any waiver, consent or approval by Bank of any Event of Default or breach of any provision, condition or covenant of this Agreement or any Loan Document must be in writing and shall be effective only to the extent set forth in writing. No waiver of any breach or default shall be deemed a waiver of any later breach or default of the same or any other provision of this Agreement or any of the Loan Documents. Any failure or delay on the part of Bank in exercising any power, right or privilege under this Agreement or any Loan Document shall not operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude any further exercise thereof.

                 8.4 Rights Cumulative. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any other rights or remedies available under contract or applicable law.

                 8.5 Unenforceable Provisions. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall be so only as to such jurisdiction and only to the extent of such prohibition or unenforceability, but all the remaining provisions of this Agreement shall remain valid and enforceable.

                 8.6 Governing Law/Waiver or Notice. Except as may be otherwise provided by the Uniform Commercial Code or in any addendum hereto, this Agreement shall be governed by and construed in accordance with the laws of the


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State of California.  Debtor hereby waives presentment,  demand, protest, notice of dishonor and all other notices and demands, as well as any applicable statute of limitations.

                 8.7 Indemnification.  Debtor shall pay and protect,  defend and indemnify Bank and Bank's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives (other than Bank, collectively "Agents") against, and hold Bank and each such Agent harmless from, all claims, actions, proceedings, liabilities, damages, losses, and related expenses (including, without limitation, attorneys' fees and costs) and other amounts incurred by Bank and each such Agent, arising from the matters contemplated by this Agreement; provided, however, that this indemnification shall not apply to any of the foregoing incurred solely as the result of Bank's or any Agent's gross negligence or willful misconduct. This indemnification shall survive the payment and satisfaction of all of Debtor's obligations and liabilities to Bank.

                 8.8 Reimbursement. Debtor shall reimburse Bank for all costs and expenses, including without limitation reasonable attorneys' fees and disbursements (and fees and disbursements of Bank's in-house counsel) expended or incurred by Bank in any arbitration, mediation, judicial reference, legal action or otherwise in connection with (a) the negotiation, preparation, amendment, interpretation and enforcement of this Agreement, including without limitation during any workout, attempted workout, and/or in connection with the rendering of legal advice as to Bank's rights, remedies and obligations under this Agreement, (b) collecting any sum which becomes due Bank under this Agreement, (c) any proceeding for declaratory relief, any counterclaim to any proceeding, or any appeal, or (d) the protection, preservation or enforcement of any rights of Bank. For the purposes of this section, attorneys' fees shall include, without limitation, fees incurred in connection with the following: (1) contempt proceedings; (2) discovery; (3) any motion, proceeding or other activity of any kind in connection with a bankruptcy proceeding or case arising out of or relating to any petition under Title 11 of the United States Code, as the same shall be in effect from time to time, or any similar law; (4) garnishment, levy, and debtor and third party examinations; and (5) post-judgment motions and proceedings of any kind, including without limitation any activity taken to collect or enforce any judgment.

                 8.9 Entire Agreement. This Agreement is intended by Debtor and Bank as the final expression of Debtor's obligations to Bank in connection with the Collateral and supersedes all prior understandings or agreements concerning the subject matter hereof. This Agreement may be amended only by a writing signed by Debtor and accepted by Bank in writing.

         IN WITNESS WHEREOF, Debtor has executed this Agreement as of the date set forth in the preamble.

                               EMCON, a California corporation


                               By:      /s/
                                      ---------------------
                               Name:  R. Michael Momboisse

                               Title: CFO & V.P. - Legal

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